EXHIBIT 8.1

MAIN REPSOL YPF GROUP INVESTEES AS OF DECEMBER 31, 2003

						Total % of Ownership		Amounts in Millions of Euros
Name	Country	Parent Company	Other Investees(1)	Line of Business	Consolidation Method	% of Direct Ownership	% of Control	Capital	Reserves	2003 Income (Loss)	Interim Dividend	Assets Owned(2)	Investment Value(3)
Repsol Petróleo, S.A.	Spain	Repsol YPF, S.A.		Refining	G.I.	99.97	99.97	217.64	526.78	218.10	(180.77)	781.52	613.12
Repsol YPF Lubricantes y Especialidades, S.A.	Spain	Repsol Petróleo, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Distribution and marketing of by- productos	G.I.	99.97	100	5.38	21.93	13.49	—	40.80	5.49
Estasur, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Distribution and marketing of lubricants	E.M.	99.97	100	0.15	0.89	0.84	—	1.88	1.24
Euroboxes, S.A.	Spain	Repsol YPF Lubricantes y Especialidades, S.A.	Repsol Comercial de Productos Petrolíferos, S.A.	Operation of workshops and other activities	E.M.	99.94	100	0.06	*	*	—	0.08	0.06
Gerpesa	Spain	Repsol YPF Lubricantes y Especialidades, S.A.		Other business activities	E.M.	99.97	100	0.14	0.37	*	—	0.52	0.27
Repsol Eléctrica de Distribución, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A.	Electric power and distribution supply	E.M.	99.97	100	0.06	0.80	0.39	—	1.25	0.06
Asfaltos Españoles, S.A.	Spain	Repsol Petróleo, S.A.		Asphalts	E.M.	49.99	50.00	8.53	8.19	0.92	(0.50)	8.57	8.60
Repsol YPF Trading y Transportes, S.A. (RYTTSA)	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Trading of oil products	G.I.	100	100	0.10	0.20	39.45	—	39.75	0.10
RYTTSA Singapur	Cayman Islands	Repsol YPF Trading y Transportes, S.A.		Trading of oil products	G.I.	100	100	0.05	0.49	0.20	—	0.74	0.12
Repsol Overzee Finance, B.V.	Netherlands	Repsol YPF, S.A.		Portfolio Company	G.I.	100	100	*	(16.08)	(4.76)	—	(20.84)	0.00
Atlantic 2/3 Holdings, Llc.	Trinidad & Tobago	Repsol Overzee Finance, B.V.		Portfolio Company	E.M.	25.00	25.00	110.52	(0.00)	—	—	27.63	27.60
Atlantic 2/3 Company of Trinidad & Tobago	Trinidad & Tobago	Atlantic 2/3 Holidngs, Llc.		Gas supply and logistics	G.I.(6)	25.00	100	110.52	(29.68)	52.25	—	133.08	110.32
Repsol Butano, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	L.P.G. distribution	G.I.	100	100	58.70	121.70	73.78	—	254.18	87.05
Repsol Maroc	Morocco	Repsol Butano, S.A.		Marketing of gas	E.M.	99.88	100	1.35	(1.05)	(0.31)	—	(0.01)	0.00
National Gaz	Morocco	Repsol Maroc		Marketing of gas	E.M.	99.86	100	0.45	0.63	0.20	—	1.28	4.87
Repsol YPF Gas, S.A.	Argentina	Repsol Butano, S.A.		Marketing of gas	G.I.	85.00	85.00	21.85	0.79	5.92	—	24.28	30.10
Comsergas	Argentina	Repsol YPF Gas, S.A.		Gas cylinder repair	G.I.	52.70	62.00	0.56	0.01	0.07	—	0.40	0.84
Gas Austral, S.A.	Argentina	Repsol YPF Gas, S.A.		Marketing of gas	E.M.	42.50	50.00	*	—	0.67	—	0.34	0.16
Mejorgas, S.A.	Argentina	Repsol YPF Gas, S.A.	Poligas Luján, S.A.	Marketing of gas natural	E.M.	75.73	100	0.27	—	(0.67)	—	(0.40)	0.00
Duragas, S.A.	Ecuador	Repsol Butano, S.A.		LPG distribution and marketing	G.I.	100	100	5.83	2.09	1.17	—	9.08	21.20
Autogas, S.A.	Ecuador	Duragas, S.A.		LPG marketing	G.I.	60.36	60.36	0.99	0.17	(0.14)	—	0.62	0.69
Semapesa	Ecuador	Repsol Butano, S.A.		Personnel and maintanance services	G.I.	100	100	0.05	0.69	(0.18)	—	0.56	0.35
Repsol Butano Chile, S.A.	Chile	Repsol Butano, S.A.	YPF S.A.	Portfolio Company	G.I.	100	100	127.24	—	3.48	—	130.72	120.86
Repsol YPF Gas Chile, Ltda.	Chile	Repsol Butano Chile, S.A.	OPESSA	Portfolio Company	G.I.	100	100	135.66	(8.42)	3.48	—	130.72	130.72
Empresas Lipigas, S.A.	Chile	Repsol YPF Gas Chile, Ltda.		LPG marketing	P.I.	45.00	45.00	72.99	(3.11)	23.45	(16.01)	34.79	34.79
Repsol YPF Comercial del Perú, S.A.	Peru	Repsol Butano, S.A.		LPG marketing	G.I.	99.61	99.61	45.25	(16.59)	3.78	—	32.32	68.17
Limagás, S.A.	Peru	Repsol YPF Comercial Perú, S.A.		LPG distribution	E.M.	29.85	29.97	3.51	3.32	0.46	—	2.18	2.73
Repsol YPF Comercial de la Amazonía, SAC	Peru	Repsol YPF Comercial Perú, S.A.	Grupo Repsol YPF del Perú	LPG distribution	G.I.	100	100	0.11	—	(0.12)	—	(0.01)	0.11
Repsol YPF GLP de Bolivia, S.A.	Bolivia	Repsol Butano, S.A.	R. YPF E&P de Bolivia, S.A./R. YPF Bolivia, S.A.	LPG marketing	G.I.	100	100	2.02	—	6.09	—	8.11	1.71
Repsol YPF Gas de Bolivia, S.A.	Bolivia	Repsol YPF GLP de Bolivia, S.A.	Repsol YPF E&P de Bolivia, S.A.	LPG marketing	G.I.	51.00	51.00	0.15	3.51	1.19	—	2.48	2.44
Repsol France	France	Repsol Butano, S.A.	Repsol Química, S.A./Repsol YPF, S.A.	LPG distribution and marketing	E.M.	100	100	1.30	(1.40)	(1.30)	—	(1.40)	0.00
Repsol Gas Brasil, S.A.	Brazil	Repsol Butano, S.A.	Repsol YPF Brasil, S.A.	LPG marketing	E.M.	100	100	1.45	—	(0.14)	—	1.31	1.33
Repsol Portugal Gas de Petróleo Liquefeito, S.A.	Portugal	Repsol Butano, S.A.	R. YPF Lubricantes y Especialidades	LPG distribution and marketing	G.I.	100	100	0.10	10.60	0.50	—	11.20	10.87
Repsol Comercial de Productos Petrolíferos, S.A.	Spain	Repsol Petróleo, S.A.	Repsol YPF, S.A./PETRONOR	Marketing of oil products	G.I.	96.65	100	334.76	515.54	113.00	(35.59)	933.34	209.79
Gasóleos y Lubricantes, GASOLUBE, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	96.65	100	0.06	0.21	0.22	—	0.49	0.44
Gasolube Noroeste, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	96.65	100	0.10	(0.03)	0.32	—	0.39	1.75

Gasolube Andalucía, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	96.65	100	*	—	0.05	—	0.05	0.86
Gasolube Castilla y León, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	96.65	100	0.04	0.03	0.16	—	0.23	0.29
CAMPSARED	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Operation and management of service stations	G.I.	96.65	100	8.41	18.00	25.91	—	52.33	34.26
Sociedad Catalana de Petrolis, S.A. (PETROCAT)	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol Petróleo, S.A.	Distribution and marketing of oil products	E.M.	43.69	45.00	15.09	(6.49)	0.33	—	4.02	4.85
Air Miles España, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Management of "Travel Club" membership card	E.M.	21.75	22.50	0.25	0.35	(0.00)	—	0.13	0.02
Carburants i Derivats, S.A. (CADESA)	Andorra	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution of oil-by products	E.M.	32.14	33.25	0.12	0.09	0.08	—	0.10	0.04
Hinia, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF Lubricantes y Especialidades, S.A.	Distribution and marketing of oil products	E.M.	96.68	100	0.60	2.57	0.66	—	3.83	1.07
Autoclub Repsol S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Automotive services	E.M.	57.99	60.00	3.00	3.12	(0.26)	—	3.52	3.67
Euro 24, S.L.	Spain	Autoclub Repsol S.L.		Road assistance	E.M.	57.99	100	0.03	*	0.10	—	0.13	0.07
Autoclub Repsol Services S.L.	Spain	Autoclub Repsol S.L.		Retailing of oil products	E.M.	57.99	100	*	*	*	—	*	*
Autoclub Repsol Correduría de Seguros S.L.	Spain	Autoclub Repsol S.L.		Insurance troker	E.M.	57.99	100	*	—	(0.13)	—	(0.13)	0.00
Asiru, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	96.65	100	1.14	0.29	0.06	—	1.49	1.40
Noroil, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	PETRONOR	Distribution and marketing of oil products	E.M.	67.66	70.00	1.51	0.30	0.07	—	1.32	1.06
Solred, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.	Repsol YPF, S.A.	Management of means of payment at serv. stations	G.I.	96.65	100	7.28	6.30	8.92	—	22.50	7.76
Gestión de Puntos de Venta, Gespevesa, S.A.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Mark. of prod. at serv. st. and convenience stores	E.M.	48.33	50.00	5.41	1.84	0.55	—	3.90	2.70
Terminales Canarios, S.L.	Spain	Repsol Comercial de Productos Petrolíferos, S.A.		Distribution and marketing of oil products	E.M.	48.33	50.00	20.82	1.20	0.26	—	11.14	10.41
Compañía Logística de Hidrocarburos CLH, S.A.	Spain	Repsol YPF, S.A.	PETRONOR	Transport and storage of oil products	E.M.	24.25	25	84.07	141.63	83.91	(59.55)	62.52	121.25
CLH Aviación, S.A.	Spain	CLH		Transport and storage of oil products	G.I.(6)	24.25	100	21.00	16.98	2.88	—	40.86	31.70
Petróleos del Norte, S.A. (PETRONOR)	Spain	Repsol YPF, S.A.		Refining	G.I.	85.98	85.98	120.50	293.40	83.42	(57.60)	378.07	257.97
Asfalnor, S.A.	Spain	PETRONOR		Distrib. and marketing of asphalt products	G.I.	85.98	100	0.10	—	—	—	0.10	0.10
Repsol Exploración, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	G.I.	100	100	24.62	504.72	214.37	(210.00)	533.71	258.37
Repsol Exploración Trinidad, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	1.81	13.39	(0.18)	—	15.02	15.01
Repsol YPF Cuba, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	1.94	(0.65)	(2.39)	—	(1.10)	0.00
Repsol Exploración Colombia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	1.94	(0.65)	(3.89)	—	(2.60)	0.00
Repsol Exploración Argelia, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	3.97	201.84	71.08	(50.15)	226.74	117.36
Repsol Exploración Murzuq, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	7.83	299.26	128.19	(100.02)	335.26	393.18
Repsol Oil Operations AG	Switzerland	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	E.M.	40.00	40.00	0.06	0.03	0.36	—	0.18	*
Repsol Inco AG	Switzerland	Repsol Exploración Murzuq, S.A.		Oil and gas exploration and production	E.M.	40.00	40.00	0.07	0.31	—	—	0.15	*
Repsol YPF Ecuador, S.A.	Spain	Repsol Exploración, S.A.	Repsol Petróleo, S.A.	Oil and gas exploration and production	G.I.	100	100	4.74	199.07	(155.27)	—	48.54	48.54
Repsol YPF OCP de Ecuador, S.A.	Spain	Repsol YPF Ecuador, S.A.	Repsol Exploración Tobago, S.A.	Portfolio Company	G.I.	100	100	0.06	(0.02)	(5.40)	—	(5.36)	0.00
Repsol Exploración Securé, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	1.87	(0.62)	(1.05)	—	0.20	0.20

Repsol Exploración Perú, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.67	(0.22)	(3.82)	—	(3.37)	0.00
Repsol YPF Oriente Medio, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.18	(0.06)	(3.51)	—	(3.39)	0.00
Repsol Exploración Kazakhstán, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.18	(0.06)	(0.98)	—	(0.86)	0.00
Repsol Exploración Tobago, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.18	(0.06)	(0.30)	—	(0.18)	0.00
Repsol YPF Eléctrica de Brasil, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.18	0.03	0.87	—	1.08	1.00
Repsol Exploración Azerbaiyan, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.07	(0.02)	(0.29)	—	(0.24)	0.00
Repsol Exploración Venezuela, B.V.	Netherlands	Repsol Exploración, S.A.		Oil and gas exploration and production	G.I.	100	100	272.71	(277.78)	36.84	—	31.77	39.47
Repsol YPF Venezuela, S.A.	Venezuela	Repsol Exploración Venezuela, B.V.		Oil and gas exploration and production	G.I.	100	100	13.09	(83.62)	40.97	—	(29.56)	0.00
Repsol Exploración Guinea, S.A.	Spain	Repsol Exploración, S.A.	Repsol YPF, S.A.	Oil and gas exploration and production	G.I.	100	100	0.07	61.36	(1.33)	—	60.10	41.36
BPRY Caribbean Ventures LLC	Trinidad & Tobago	Repsol Exploración, S.A.		Portfolio Company	P.I.	30.00	30.00	971.77	(23.44)	358.01	—	391.90	1,293.48
BP Amoco Trinidad & Tobago	Trinidad & Tobago	BPRY Caribbean Ventures LLC		Oil and gas exploration and production	P.I.	30.00	100	286.24	82.92	430.52	(357.30)	442.38	286.24
Dubai Marine Areas, Ltd. (DUMA)	U.K.	Repsol Exploración, S.A.		Oil and gas exploration and production	P.I.	50.00	50.00	0.07	131.89	(5.38)	—	63.29	11.25
Repsol Investigaciones Petrolíferas, S.A.	Spain	Repsol Exploración, S.A.		Oil and gas exploration and production	G.I.	100	100	225.89	307.95	(0.74)	—	533.10	530.39
Repsol YPF Perú, BV	Netherlands	Repsol YPF, S.A.		Portfolio Company	G.I.	100	100	99.47	48.49	5.08	—	153.05	168.40
Grupo Repsol YPF del Perú, S.A.C.	Peru	Repsol YPF Perú, B.V.		Portfolio Company	G.I.	100	100	0.40	0.17	(0.04)	—	0.53	0.40
Refinería La Pampilla, S.A.	Peru	Refinadores de Perú, S.A.		Refining	G.I.	50.29	50.29	116.68	22.47	3.72	—	71.85	102.55
Repsol Comercial, S.A.C.	Peru	Repsol YPF Perú, B.V.		Marketing of fuels	G.I.	100	100	24.78	(0.57)	0.12	—	24.32	25.32
Repsol YPF Comercial del Ecuador, S.A.	Ecuador	Repsol YPF, S.A.		Marketing of oil and gas	G.I.	100	100	55.49	(14.67)	1.96	—	42.78	42.82
Combustibles Industriales Oil Trader, S.A.	Ecuador	Repsol YPF Comercial Ecuador, S.A.		Marketing of oil and gas	G.I.	100	100	4.05	(2.88)	(0.86)	—	0.31	4.12
Repsol International Finance B.V.	Netherlands	Repsol YPF, S.A.		Finance and holding company	G.I.	100	100	282.79	531.55	22.59	—	836.93	564.04
Repsol LNG Port of Spain, BV	Netherlands	Repsol International Finance, B.V.		Portfolio Company	G.I.	100	100	*	39.71	24.87	—	64.58	*
Atlantic 1 Holdings, LLC	Trinidad & Tobago	Repsol LNG Port of Spain, BV		Portfolio Company	E.M.	20.00	20.00	193.53	—	126.98	(126.98)	38.71	38.70
Atlantic LNG	Trinidad & Tobago	Atlantic 1 Holdings, LLC		Gas supply and logistics	G.I.(6)	20.00	100	193.53	35.00	175.16	(126.98)	276.71	193.65
Repsol International Capital	Cayman Islands	Repsol International Finance, B.V.		Finance	G.I.	100	100	0.66	(94.98)	(44.74)	—	(139.06)	0.70
Repsol Investeringen, BV	Netherlands	Repsol International Finance, B.V.		Finance	G.I.	100	100	*	*	*	—	*	*
Repsol Netherlands Finance, BV	Netherlands	Repsol International Finance, B.V.	Repsol Investeringen, B.V.	Finance	G.I.	100	100	*	55.82	(5.96)	—	49.86	*
Repsol YPF Capital, S.L.	Spain	Repsol International Finance, B.V.	Repsol YPF, S.A.	Portfolio Company	G.I.	100	100	463.77	*	54.16	—	517.92	375.72
CAVEANT	Argentina	Repsol YPF Capital, S.L.	Repsol YPF, S.A.	Finance	G.I.	100	100	2.83	66.35	18.72	—	87.90	92.10
Gaviota RE	Luxembourg	Repsol International Finance, B.V.	Repsol YPF, S.A.	Reinsurance	G.I.	100	100	1.80	—	—	—	1.80	1.80
Cormorán RE	Luxembourg	Repsol International Finance, B.V.	Repsol YPF, S.A.	Reinsurance	G.I.	100	100	1.50	—	—	—	1.50	1.32
Repsol (UK) Ltd.	U.K.	Repsol International Finance, B.V.		Portfolio Company	E.M.	100	100	19.83	(18.41)	—	—	1.42	1.39
Repsol Occidental Corporation	U.S.A.	Repsol International Finance, B.V.		Oil and gas exploration and production	P.I.	25.00	25.00	0.32	44.47	57.57	(92.90)	2.37	12.61
Repsol Química, S.A.	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	petrochemicals	G.I.	100	100	60.50	62.30	(50.76)	—	72.04	103.90
Polidux, S.A.	Spain	Repsol Química, S.A.	Repsol YPF, S.A.	petrochemicals	G.I.	100	100	17.40	(1.60)	(1.50)	—	14.30	13.50
Repsol Bronderslev A/S	Denmark	Repsol Química, S.A.		Chemicals	E.M.	100	100	3.10	5.20	0.30	—	8.60	4.80
Repsol Polívar, SPA	Italy	Repsol Bronderslev, A/S		petrochemicals	E.M.	100	100	0.50	(0.40)	0.20	—	0.30	0.00
General Química, S.A.	Spain	Repsol Química, S.A.	Repsol Investigaciones Petrolíferas S.A.	Chemicals	G.I.	100	100	3.00	37.60	2.00	—	42.60	27.60
Cogeneración Gequisa, S.A.	Spain	General Química, S.A.		Electricity cogeneration	E.M.	39.00	39.00	1.80	2.00	0.40	—	1.64	1.50
Dynasol Elastómeros, S.A.	Spain	Repsol Química, S.A.		Production of synhtetic rubber	P.I.	50.01	50.01	16.80	42.80	(1.30)	—	29.16	8.40
Dynasol Elastómeros, S.A. de C.V.	Mexico	Repsol Química, S.A.		Production and marketing of chemicals	E.M.	49.99	49.99	33.68	3.40	(3.25)	—	16.91	17.00
Dynasol Gestión, S.A.	Spain	Repsol Química, S.A.		Management of Dynasol Elastómetros	E.M.	50.00	50.00	0.10	0.20	—	—	0.15	0.00
Repsol Portugal Petróleo e Derivados, Ltda.	Portugal	Repsol YPF, S.A.	R. YPF Lubricantes y Especialidades	Marketing of oil products	G.I.	100	100	43.40	60.60	(1.40)	—	102.60	98.32

Gespost	Portugal	Repsol Portugal Petróleo e Derivados, Ltda.		Marketing of oil products	G.I.	99.67	100	0.03	0.50	(0.50)	—	0.03	0.00
Repsol Italia	Italy	Repsol YPF, S.A.	R. YPF Lubricantes y Especialidades	Marketing of oil products	G.I.	100	100	1.90	0.40	0.70	—	3.00	3.00
Gas Natural SDG, S.A.(7)	Spain	Repsol YPF, S.A.	Repsol Petróleo, S.A.	Marketing of gas	P.I.	27.15	27.15	447.88	3,479.19	512.34	(95.03)	1,179.50	632.74
Sagane, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas supply	P.I.	27.15	100	94.80	11.90	25.45	(11.77)	120.38	42.00
Europe Maghreb Pipeline, Ltd. (EMPL)	U.K.	Sagane, S.A.		Gas transmission	P.I.	19.71	72.60	0.09	94.27	59.52	—	111.72	74.50
Metragaz, S.A.	Morocco	Sagane, S.A.		Gas transmission	P.I.	19.64	72.33	3.44	0.89	0.66	—	3.61	2.87
Grupo Enagas, S.A.(5)	Spain	Gas Natural SDG, S.A.		Gas supply and transmission	E.M.	10.49	38.64	358.10	460.89	142.02	(28.65)	360.26	110.49
Sociedad de Gas de Euskadi, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution and transmission	E.M.	5.57	20.50	47.32	140.81	1.09	—	38.79	19.62
Gas Natural Soluciones S.L.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.I.	27.15	100	0.23	0.03	—	—	0.26	0.98
Kromschroeder, S.A.	Spain	Gas Natural SDG, S.A.		Meters	E.M.	11.54	42.52	0.66	10.49	0.41	—	4.92	3.55
Natural Energy, S.A.	Argentina	Kromschroeder, S.A.	La Propagadora del Gas, S.A.	Marketing of gas	P.I.	13.54	72.00	0.03	(0.05)	0.37	—	0.25	0.01
Gas Natural Castilla y León, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	P.I.	24.46	90.10	6.33	77.37	12.89	—	87.02	6.29
Gas Natural Castilla La Mancha, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	P.I.	25.79	95.00	6.90	14.66	0.06	—	20.54	6.43
Gas Natural Distribución Eléctrica	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity distribution	P.I.	27.15	100.00	0.15		(0.00)		0.15	0.15
Gas Natural Rioja, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	P.I.	23.76	87.50	2.70	8.73	1.84	—	11.61	2.62
Gas Navarra, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	P.I.	24.43	89.99	3.60	25.10	21.26	—	44.96	15.61
Gas Galicia SDG, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	P.I.	16.83	62.00	32.65	2.41	1.11	—	22.42	26.15
Gas Natural La Coruña, S.A.	Spain	Gas Galicia SDG, S.A.		Gas distribution	P.I.	15.32	91.00	1.80	*	(0.55)	—	1.14	2.55
Gas Aragón, S.A.	Spain	Gas Natural SDG, S.A.		Gas distribution	E.M.	9.50	35.00	5.89	15.05	6.80	—	9.71	2.95
La Propagadora del Gas, S.A.	Spain	Gas Natural SDG, S.A.	ESESA	Portfolio Company	P.I.	27.15	100	0.16	0.82	0.03	—	1.01	0.29
Gas Natural Informática, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Computer services	P.I.	27.15	100	19.92	4.86	(2.47)	—	22.30	19.95
Gas Natural Andalucía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	P.I.	27.15	100	12.41	22.14	8.58	—	43.13	27.26
Compañía Auxiliar de Industrias Varias, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.I.	27.15	100	0.30	1.71	*	—	2.03	6.10
La Energía, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity cogeneration	P.I.	27.15	100	10.65	(0.17)	0.31	—	10.79	10.99
A.E. Sanitaria Vall d' Hebrón	Spain	La Energía, S.A.		Electricity cogeneration	P.I.	22.06	81.25	1.71	0.24	0.02	—	1.60	1.39
Sociedad de Tratamiento Hornillos S.L.	Spain	La Energía, S.A.		Electricity cogeneration	P.I.	21.72	80.00	1.25		*	—	1.00	1.00
UTE La Energía-SPA	Spain	La Energía, S.A.		Electricity cogeneration	P.I.	16.29	60.00	1.07	*	0.18	—	0.75	0.65
A.E.C.S. Hospital Trias i Pujol	Spain	La Energía, S.A.		Electricity cogeneration	P.I.	13.58	50.00	0.45	0.03	0.02	—	0.25	0.45
Gas Natural Comercializadora, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of gas and industrial electricity	P.I.	27.15	100	2.40	16.80	24.60	—	43.80	0.60
Invergas Puerto Rico	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio Company	P.I.	27.15	100	0.06	(0.01)	(0.20)	—	(0.15)	0.37
Buenergía Gas & Power Ltd.	Puerto Rico	Invergas Puerto Rico		Portfolio Company	P.I.	25.79	95.00	0.09	(78.83)	(2.04)	—	(76.75)	44.09
Ecoeléctrica Holding Ltd.	Puerto Rico	Buenergía Gas & Power LTD.		Portfolio Company	P.I.	12.90	50	31.62	(2.88)	—	—	14.37	29.25
Ecoeléctrica LP Ltd.	Puerto Rico	Ecoeléctrica Holding Ltd.	Ecoeléctrica Ltd.	Electricity production	P.I.	12.90	100	31.62	(27.15)	1.86	—	6.34	31.62
Ecoeléctrica Ltd.	Puerto Rico	Ecoeléctrica Holding Ltd.		Portfolio Company	P.I.	12.90	100	0.32	(0.03)	—	—	0.29	0.32
Gas Natural Services SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Retailing of domestic gas and electricity and management	P.I.	27.15	100	2.70	8.27	0.04	—	11.01	1.45
UTE GNS-Dalkia Energía	Spain	Gas Natural Services SDG, S.A.		Energy management	P.I.	13.58	50.00	*	(0.11)	(0.02)	—	(0.06)	*
Iradia Climatización AIE	Spain	Gas Natural Services SDG, S.A.	ESESA	Energy management	P.I.	27.15	100.00	0.31	0.06	*	—	0.38	0.31
Gas Natural Electricidad SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Electricity production and retailing	P.I.	27.15	100	0.06	0.23	(0.25)	—	0.04	0.06
Gas Natural Trading SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Trading of gas	P.I.	27.15	100	0.06	6.46	72.58	—	79.10	0.06
Desarrollo del Cable, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Communications cable	P.I.	27.15	100	21.06	18.85	7.83	—	47.74	21.10
Equipos y Services, S.A. (ESESA)	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Services	P.I.	27.15	100	0.12	0.14	(0.40)	—	(0.15)	0.29
Gas Natural Cantabria SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	P.I.	24.55	90.41	3.16	27.76	1.37	—	29.19	5.76
Gas Natural Murcia SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	P.I.	27.09	99.79	4.44	(1.18)	(0.85)	—	2.41	5.89
Gas Natural CEGAS	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Gas distribution	P.I.	24.55	90.42	10.53	56.91	3.26	—	63.93	20.18
Gas Natural Aprovisionamientos SDG, S.A.	Spain	Gas Natural SDG, S.A.	Sagane, S.A.	Gas Supply	P.I.	27.15	100	0.60	2.43	(49.44)	—	(46.41)	0.60

Gas Natural Finance, BV	Netherlands	Gas Natural SDG, S.A.		Portfolio Company	P.I.	27.15	100	0.02	1.69	0.41	—	2.12	*
Holding Gas Natural, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Finance	P.I.	27.15	100	0.30	0.17	(0.00)	—	0.47	0.30
CEG Río, S.A.	Brazil	Gas Natural SDG, S.A.	Gas Natural Internacional SDG, S.A.	Marketing of gas	P.I.	10.39	38.26	6.24	(3.03)	2.77	(1.30)	1.79	75.66
Companhia Distribuidora de Gas do Río de Janeiro	Brazil	Gas Natural SDG, S.A.	Gas Natural Internacional SDG, S.A.	Gas distribution	P.I.	7.81	28.77	42.50	(30.87)	6.36	(2.67)	4.41	209.99
Gas Natural Sao Paulo Sul, S.A.	Brazil	Gas Natural, SDG, S.A.		Gas distribution	P.I.	27.15	100	346.37	(193.05)	(10.09)	—	143.23	346.42
Gas Natural International, Ltd.	Irlanda	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio Company	P.I.	27.15	100	25.36	12.50	0.53	—	38.39	25.37
Gas Natural Internacional SDG, S.A.	Spain	Gas Natural SDG, S.A.	La Propagadora del Gas, S.A.	Portfolio Company	P.I.	27.15	100	349.50	(54.05)	(23.46)	—	271.98	374.04
Invergas, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio Company	P.I.	19.55	72	42.24	(0.90)	(0.09)	—	29.70	60.19
Gas Natural Ban, S.A.	Argentina	Invergas, S.A.	Gas Natural Argentina SDG, S.A.	Gas distribution	P.I.	13.69	70.00	185.85	(179.96)	35.38	—	28.89	191.00
Gas Natural Argentina SDG, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Portfolio Company	P.I.	19.55	72.00	104.27	(73.55)	(0.03)	—	22.10	72.96
Gas Natural do Brasil	Brazil	Gas Natural Internacional, SDG, S.A.		Electricity production and retailing	P.I.	27.15	99.99	0.59	(0.75)	(0.27)	—	(0.43)	0.59
Serviconfort Brasil, S.A.	Brazil	Gas Natural Internacional, SDG, S.A.	Gas Natural do Brasil, S.A.	Services	P.I.	27.15	99.99	1.65	(0.39)	0.19	—	1.44	1.71
Gas Natural México, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Gas distribution	P.I.	23.55	86.75	469.81	(236.22)	(7.28)	—	196.32	302.22
Services de Energía de México, S.A. de CV	Mexico	Gas Natural México, S.A. de CV	Sistemas Administración y Services, S.A. de C.V.	Portfolio Company	P.I.	23.55	100	147.69	(67.18)	(2.24)	—	78.28	121.93
Comercializadora Metrogas	Mexico	Services de Energía de México, S.A. de CV	Gas Natural México, S.A. de C.V.	Gas distribution	P.I.	23.55	100	84.49	(56.65)	(2.30)	—	25.55	81.52
Adm. Services Energía México, S.A. de CV	Mexico	Services de Energía de México, S.A. de CV	Gas Natural México, S.A. de C.V.	Services	P.I.	23.55	100	*	(0.34)	*	—	(0.32)	0.08
Energía y Confort Admón. de Personal, S.A. de CV	Mexico	Gas Natural México, S.A. de CV		Services	P.I.	23.55	100	*	*	0.05	—	0.07	*
Gas Natural Services, S.A. de C.V.	Mexico	Gas Natural México, S.A. de CV		Services	P.I.	23.55	100	6.12	(4.73)	1.15	—	2.54	5.79
Transnatural RL de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	P.I.	11.78	50.00	5.11	(2.98)	(1.84)	—	0.15	5.23
CH4 Energía, S.A de CV.	Mexico	Gas Natural México, S.A. de CV		Transmission and marketing of gas	P.I.	11.78	50.00	0.31	*	(0.31)	—	0.00	0.26
Gas Natural Vendita Italia, S.p.a.	Italy	Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Marketing of gas	P.I.	27.15	100.00	2.10	(0.07)	1.59	—	3.62	2.10
Gas Natural Distribuzione Italia, S.p.a.	Italy	Gas Natural Internacional SDG, S.A.	Gas Natural SDG, S.A.	Portfolio Company	P.I.	27.15	100.00	0.12	—	—	—	0.12	0.12
Sistemas Administración y Services, S.A. de CV	Mexico	Gas Natural Internacional, SDG, S.A.	Gas Natural SDG, S.A.	Services	P.I.	23.62	87.00	*	0.17	*	—	0.16	*
Natural Services, S.A.	Argentina	Gas Natural Internacional, SDG, S.A.		Gas cylinder repair	P.I.	21.53	79.31	2.31	(1.76)	0.20	—	0.60	1.73
Serviconfort Colombia	Colombia	Gas Natural Internacional, SDG, S.A.		Services	P.I.	25.79	94.99	0.22	0.04	0.15	—	0.39	0.23
Gas Natural, S.A. ESP	Colombia	Gas Natural Internacional, SDG, S.A.		Gas distribution	P.I.	16.03	59.06	23.80	109.42	13.87	—	86.87	193.53
Gas Natural Cundiboyacense, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Gas distribution	P.I.	12.42	77.45	1.13	1.46	0.98	—	2.76	1.61
Proinvergas, S.A.	Colombia	Gas Natural, S.A. ESP		Portfolio Company	P.I.	8.74	54.50	3.64	5.56	(0.09)		4.97	3.84
Gasoriente, S.A. ESP	Colombia	Gas Natural, S.A. ESP		Gas distribution	P.I.	8.74	54.50	7.97	22.58	4.65	—	19.18	73.63
Gases de Barrancabermeja, S.A. ESP	Colombia	Gasoriente, S.A. ESP		Gas distribution	P.I.	8.74	99.99	1.16	3.51	0.04	—	4.70	10.02
Portal Gas Natural	Spain	Gas Natural SDG, S.A.		E—Business	P.I.	17.15	63.16	7.98	(0.28)	(0.53)	—	4.53	7.20
Portal del instalador, S.A.	Spain	Portal Gas Natural	Repsol YPF, S.A.	Services	P.I.	22.86	85.00	1.29	(0.02)	(0.11)	—	0.98	0.97
Torre Marenostrum, S.A.	Spain	Gas Natural SDG, S.A.		Real Estate	E.M.	12.22	45.00	5.33	15.89	(0.10)	—	9.51	9.60
Proyectos Integrados Energéticos, S.A.	Spain	Repsol YPF, S.A.			G.I.	100	100	24.04	0.11	2.93	—	26.97	24.00
YPF, S.A. (7)	Argentina	Repsol YPF, S.A.	Repsol YPF Capital/ CAVEANT/R.Exploración	Oil and gas exploration and production	G.I.	99.04	99.04	4,321.83	1,157.06	1,351.90	—	6,765.22	12,147.67
YPF International, S.A.	Bolivia	YPF, S.A.	Repsol YPF Bolivia/Repsol YPF E&P Bolivia	Portfolio Company	G.I.	99.04	100	189.77	(87.67)	(9.83)	—	92.28	92.28
YPF South Sokang, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	*	(0.52)	(0.37)	—	(0.88)	(0.88)
YPF Energy Holdings N.V.	Neth. Antilles	YPF International, S.A.		Portfolio Company	G.I.	99.04	100	333.40	(270.34)	1.58	—	64.64	64.64
YPF Jambi Merang, B.V.	Netherlands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	6.34	11.32	(0.28)	—	17.38	17.38
YPF Ecuador Inc.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	0.81	(0.81)	—	—	0.00	0.00

Greenstone Assurance, Ltd.	Bermuda Islands	YPF International, S.A.		Reinsurance	G.I.	99.04	100	13.33	20.63	(0.13)	—	33.83	33.83
YPF Malaysia, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	*	(5.82)	(10.29)	—	(16.10)	(16.10)
YPF Indonesia, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	6.34	3.98	(0.42)	—	9.90	9.90
Maxus Guyana, Ltd.	Cayman Islands	YPF International, S.A.		Oil and gas exploration and production	G.I.	99.04	100	*	(2.43)	(0.21)	—	(2.64)	(2.64)
YPF Holdings Inc.	U.S.A.	YPF, S.A.		Portfolio Company	G.I.	99.04	100	433.00	(356.41)	(41.38)	—	35.21	35.21
CLH Holdings	U.S.A.	YPF Holdings Inc.		Finance	G.I.	99.04	100	40.14	(92.78)	(10.73)	—	(63.37)	(63.37)
Tierra Solutions Inc.	U.S.A.	CLH Holdings		Other business activities	G.I.	99.04	100	40.14	(92.78)	(10.73)	—	(63.37)	(63.37)
Maxus Energy Corporation	U.S.A.	YPF Holdings Inc.		Oil and gas exploration and production	G.I.	99.04	100	277.29	(101.98)	(24.59)	—	150.72	22.14
Maxus US Exploration Co.	U.S.A.	Maxus Energy Corporation		Oil and gas exploration and production	G.I.	99.04	100	1.48	(50.07)	(16.08)	—	(64.67)	(64.67)
Midgard Energy Co.	U.S.A.	Maxus Energy Corporation		Oil and gas exploration and production	G.I.	99.04	100	197.44	(111.25)	10.98	—	97.17	97.17
Diamond Gateway Coal Co.	U.S.A.	Maxus Energy Corporation		Other business activities	G.I.	99.04	100	(3.41)	0.82	(0.08)	—	(2.67)	(2.67)
Wheeling Gateway	U.S.A.	Maxus Energy Corporation		Other business activities	G.I.	99.04	100	(5.60)	0.37	(0.25)	—	(5.48)	(5.48)
Gateway Coal	U.S.A.	Wheeling Gateway	Diamond Gateway Coal	Other business activities	G.I.	99.04	100	—	*	—	—	—	*
Ryttsa USA Inc.	U.S.A.	YPF Holdings Inc.		Retailing of oil products	G.I.	99.04	100	22.56	14.48	4.67	—	41.72	41.72
Global Companies LLc.(4)	U.S.A.	Ryttsa USA Inc.		Retailing of oil products	P.I.	50.51	51.00	—	25.84	12.94	(4.75)	17.36	17.27
Compañía Mega	Argentina	YPF, S.A.		Gas fractionation	P.I.	37.64	38.00	161.42	(1.05)	104.13	—	100.51	100.40
Operadora de Estaciones de Servicio, S.A. OPESSA	Argentina	YPF, S.A.	Repsol YPF Gas, S.A.	Marketing of oil and gas	G.I.	98.90	99.85	94.92	(65.79)	4.37	—	33.45	33.49
Oiltanking Ebytem, S.A.	Argentina	YPF, S.A.		Oil and gas transportation and storage	E.M.	29.71	30.00	9.29	(5.48)	11.56	—	4.61	4.68
A&C Pipeline Holding	Cayman Islands	YPF, S.A.		Finance	E.M.	17.83	18.00	0.24	—	*	—	0.04	0.00
Oleoducto Transandino Argentino	Argentina	A&C Pipeline Holding		Oil pipeline construction and operation	E.M.	17.83	100	0.32	7.42	0.59	—	8.33	7.94
Oleoducto Transandino Chile	Chile	A&C Pipeline Holding		Oil pipeline construction and operation	E.M.	17.83	100	0.27	*	10.98	(6.55)	4.71	6.16
Gasoducto del Pacífico Argentina, S.A.	Argentina	Gasoducto Pacífico Cayman, S.A.		Construction and operation of a gas pipeline	E.M.	8.67	8.75	98.31	(18.55)	0.89	—	7.06	8.10
Petroken Petroquímica Ensenada, S.A.	Argentina	YPF, S.A.		Manufacturing and marketing of petrochemicals	E.M.	49.52	50.00	88.25	6.16	17.53	—	55.97	55.63
PBB Polisur	Argentina	YPF, S.A.		Manufacturing and marketing of petrochemicals	E.M.	27.73	28.00	36.43	25.05	80.87	—	39.86	39.84
Profertil	Argentina	YPF, S.A.		Manufacture and sale of gas products	P.I.	49.52	50.00	281.11	(78.10)	88.79	—	145.90	145.87
Refinerías del Norte, S.A. (REFINOR)	Argentina	YPF, S.A.		Refining and marketing of oil products	P.I.	49.52	50.00	88.01	28.41	23.06	—	69.74	65.79
Terminales Marítimas Patagónicas, S.A.	Argentina	YPF, S.A.		Logistics of oil by-products	E.M.	32.83	33.15	11.40	32.02	6.54	—	16.56	16.59
Oleoductos del Valle, S.A. (OLDELVAL)	Argentina	YPF, S.A.		Logistics of oil by-products	E.M.	36.64	37.00	87.36	23.56	(4.63)	—	39.33	39.05
Gas Argentino, S.A. (GASA)	Argentina	YPF, S.A.		Portfolio Company	E.M.	44.89	45.33	245.08	(357.01)	9.87	—	(46.27)	0.00
Metrogas, S.A.	Argentina	Gas Argentino, S.A. (GASA)		Gas distribution	E.M.	31.42	70.00	451.75	(506.01)	6.10	—	(33.71)	0.00
Poligas Luján, S.A.	Argentina	YPF, S.A.		Bottling, transmission and marketing of LPG	G.I.	50.01	50.49	*	*	*	—	*	*
A.P.D.C.	Cayman Islands	YPF, S.A.		Oil and gas exploration and production	G.I.	99.04	100	23.89	(12.63)	—	—	11.26	11.27
Enerfín, S.A.	Uruguay	YPF, S.A.		Finance	G.I.	99.04	100	*	*	*	—	*	*
Astra Evangelista, S.A.	Argentina	YPF, S.A.	A.P.D.C.	Engineering and construction	G.I.	99.04	100	6.90	12.39	3.02	—	22.31	22.30
AESA Construcciones y Services	Brazil	Astra Evangelista, S.A.	YPF, S.A.	Engineering and construction	G.I.	99.04	100	2.14	(0.57)	—	—	1.57	1.59
Adicor, S.A.	Uruguay	Astra Evangelista, S.A.			G.I.	99.04	100	0.08	5.24	1.20	—	6.52	6.51
Gasoducto Oriental, S.A.	Argentina	Astra Evangelista, S.A.		Gas distribution	E.M.	16.50	16.66	*	—	1.90	—	0.32	0.24
Inversora Dock Sud, S.A.	Argentina	YPF, S.A.		Portfolio Company	E.M.	42.45	42.86	74.60	(157.06)	33.02	—	(21.19)	(21.19)
Central Dock Sud, S.A.	Argentina	Inversora	Dock Sud, S.A. YPF, S.A.	Electric power generation and retailing	E.M.	39.53	9.98	6.90	(120.95)	43.65	—	(7.03)	(7.06)
Pluspetrol Energy, S.A.	Argentina	YPF, S.A.		Oil and gas exploration and production	P.I.	44.57	45.00	76.45	(143.25)	57.13	—	(4.35)	(4.37)
Repsol YPF Chile, Limitada	Chile	Repsol YPF, S.A.	OPESSA	Administration of YPF's investments in Chile	G.I.	100	100	82.46	26.21	7.64	—	116.31	105.60
Operaciones y Services YPF	Chile	Repsol YPF Chile, Limitada	Petróleos Transandinos, S.A.	Operation of service stations	G.I.	100	100	1.15	(0.61)	(0.03)	—	0.50	0.50
Petróleos Transandinos YPF, S.A.	Chile	Repsol YPF Chile, Limitada	YPF, S.A. / OPESSA	Marketing and distribution of fuels and lubricants	G.I.	100	100	41.45	16.48	6.45	—	64.38	63.70

Repsol YPF Bolivia, S.A.	Bolivia	Repsol YPF, S.A.	R. Exploración/R. Exploración Perú/R. Exploración Colombia/ R. YPF E&P Bolivia	Portfolio Company	G.I.	100	100	849.01	(256.11)	4.14	—	597.05	698.69
Repsol YPF E&P de Bolivia, S.A.	Bolivia	Repsol YPF Bolivia, S.A.	Rex. Perú, S.A. / Rex. Colombia, S.A.	Oil and gas exploration and production	G.I.	100	100	0.39	(0.30)	(0.01)	—	0.08	0.08
Andina Corporation	Cayman Islands	Repsol YPF Bolivia, S.A.		Finance	G.I.	100	100	210.76	—	10.37	—	221.14	253.16
Empresa Petrolera Andina, S.A.	Bolivia	Andina Corporation		Oil and gas exploration and production	G.I.	50.00	50.00	239.41	125.34	23.92	—	194.34	203.78
Transierra S.A.	Bolivia	Empresa Petrolera Andina, S.A.		Oil and gas transmission	E.M.	22.25	44.50	63.49	—	(0.90)	—	27.86	27.86
Maxus Bolivia Inc.	Cayman Islands	Repsol YPF Bolivia, S.A.		Oil and gas exploration and production	G.I.	100	100	105.64	29.48	1.45	—	136.56	137.75
AESA Construcciones y Services Bolivia	Bolivia	Repsol YPF Bolivia, S.A.	R. YPF E&P de Bolivia, S.A. / Astra Evangelista	Engineering and construction	E.M.	100	100	*	(2.07)	0.14	—	(1.93)	(0.90)
Repsol YPF Brasil, S.A.	Brazil	Repsol YPF, S.A.	OPESSA	Exploitation and marketing of oil and gas	G.I.	100	100	469.50	(151.33)	0.82	—	318.99	330.86
Repsol YPF Distribuidora, S.A.	Brazil	Repsol YPF Brasil, S.A.		Operation and administration consulting services	G.I.	100	100	53.85	(10.17)	(2.49)	—	41.18	41.18
Transportadora Sul Brasileira do Gas, S.A.	Brazil	Repsol YPF Brasil, S.A.		Gas supply and logistics	E.M.	15.00	15.00	22.12	(3.21)	(1.61)	—	2.59	2.59
REFAP	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	P.I.	30.00	30.00	143.38	26.00	86.44	—	76.75	76.75
Refinería de Petróleos Manguinhos	Brazil	Repsol YPF Brasil, S.A.		Refining and marketing of oil products	P.I.	30.71	30.71	5.63	38.87	5.13	—	15.24	15.24
Manguinhos Distribuidora	Brazil	Refinería Petróleos Manguinhos		Marketing of oil products	P.I.	30.71	30.71	8.39	0.55	(0.11)	—	2.71	2.71
Wall Química, S.A.	Brazil	Refinería Petróleos Manguinhos	Wall Petróleo, S.A.	Marketing of petrochemicals	P.I.	30.71	30.71	1.58	0.33	0.14	—	0.63	0.43
Operadora de Postos de Servicos Ltda.	Brazil	Repsol YPF Brasil, S.A.	Repsol YPF Importadora de Productos	Operation of service stations	G.I.	100	100	13.21	(2.68)	0.93	—	11.46	10.98
Repsol YPF Importadora de Productos, Ltda.	Brazil	Repsol YPF Brasil, S.A.		Marketing of oil products	G.I.	100	100	0.27	*	0.54	—	0.82	0.82

Consolidation Method

G.I.:
Global Integration

P.I.:
Proportional Integration

E.M.:
Equity Method

n/a:
Not available

(*)
Amount less than € 20,000.

(1)
Other Group companies with ownership interests of less than that of the parent company in the company's capital stock.

(2)
Reflects the percentage owned by related parent company.

(3)
Relates to the value of the net investment.

(4)
The figures relate to the consolidated subgroup made up by Global Companies, Llc., Chelsea Sandwich Llc.and Global Montello Group Llc.

(5)
The Enagas Group comprises the following companies: Enagas, Gasoducto Braga-Tuy,S.A., Gasoducto Campomaior-Leira-Braga, S.A., Gasoducto Al-Andalus, S.A., Gasoducto Extremadura, S.A. and Enagas International Finance, S.A.

(6)
The data related to this company are consolidated by the global integration method by its parent Company. The parent Company is carried by the equity method in the REPSOL YPF Group.

(7)
At these companies the data relate to the consolidated magnitudes of the respective subgroups.